UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 10, 1997



                           RENAISSANCE COSMETICS, INC.
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             (Exact name of registrant as specified in its charter)




State of Delaware                  33-87280             06-1396287
---------------------------- -------------------------- ------------------
      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



955 Massachusetts Ave., Cambridge, Massachusetts                   02139
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      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (617) 497-5584


                                 Not applicable
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          (Former name or former address, if changed since last report)







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Item 5.     Other Events.
            ------------

            On Februaray 10, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Exhibits
             --------

      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)                   Description of Exhibit
    ------------------                   ----------------------
          99.1                           Registrant's Press Release, dated as of
                                         February 10, 1997.







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                                   Signatures
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 13, 1997

                                    RENAISSANCE COSMETICS, INC.



                                    By:  /s/ Thomas T.S. Kaung
                                         ---------------------------------
                                         Thomas T.S. Kaung
                                         Group Vice-President, Finance
                                         and Chief Financial Officer






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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


            Exhibit No.                     Description of Exhibit
            -----------                     ----------------------
                99.1                 Registrant's Press Release, dated as of
                                     February 10, 1997.